November 5, 2021

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Stone Harbor Emerging Markets Income Fund (File No. 811-22473)
Stone Harbor Emerging Markets Total Income Fund (File No. 811-22716)

Ladies and Gentlemen:

On behalf of Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund (each, a “Fund” and, together, the “Funds”), attached herewith for filing pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940 and pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934 is a preliminary copy of the notice of meeting, proxy statement and each form of proxy to be furnished to the respective shareholders of the Funds in connection with a Joint Special Meeting of Shareholders to be held on or around January 27, 2022 (the “Special Meeting”).

At the Special Meeting, shareholders of each Fund, voting separately by each such Fund, will be asked to approve (i) the election of twelve (12) Trustees for the Fund, (ii) a new investment advisory agreement between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”), and (iii) a new Subadvisory Agreement by and among VAIA, Stone Harbor Investment Partners LP and the Fund. The Funds may also transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

If you have any questions relating to this filing, please do not hesitate to contact me at (202) 346-4309.

Sincerely,

/s/ Paul J. Delligatti

Paul J. Delligatti